Exhibit 10.25

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF014458

DATE: OCTOBER 28, 2019

ISSUING BANK:

SILICON VALLEY BANK

3003 TASMAN DRIVE

2ND FLOOR, MAIL SORT HF210

SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:

ESRT ONE GRAND CENTRAL PLACE, L.L.C.

C/O EMPIRE STATE REALTY TRUST, INC.

111 WEST 33RD STREET

NEW YORK, NY 10120

ATTN: LEASE ADMINISTRATION DEPARTMENT

APPLICANT:

ORCHESTRA BIOMED, INC.

405 LEXINGTON AVENUE, FLOOR 26

NEW YORK, NY 10174

AMOUNT: USD 336,440.00 (THREE HUNDRED THIRTY SIX THOUSAND FOUR HUNDRED FORTY AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:   OCTOBER 28, 2020

PLACE OF EXPIRATION:   ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF014458 IN FAVOR OF THE BENEFICIARY AVAILABLE FOR PAYMENT UPON YOUR PRESENTATION TO US OF BENEFICIARY’S DRAFTS AT SIGHT BEARING THE CLAUSE: “DRAWN UNDER SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER SVBSF014458 DATED OCTOBER 28, 2019.”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL PERIODS OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 45 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JUNE 30, 2028.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY EITHER BY FACSIMILE, IN PERSON OR BY OVERNIGHT COURIER IN ACCORDANCE WITH THE TERMS HEREINSTATED ABOVE AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE.

3003 Tasman Drive, Santa Clara, CA 95054 T 408 654 7400       svb.com

SHOULD BENEFICIARY WISH TO MAKE A PRESENTATION UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS, IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED. APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. PROVIDED HOWEVER, ANY REQUEST FOR TRANSFER IS NOT CONTINGENT UPON APPLICANT’S ABILITY TO PAY OUR TRANSFER FEE AND SHALL NOT AFFECT THE EFFECTIVENESS OR TIMING OF SUCH TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

ALL FEES PAYABLE IN CONNECTION WITH THIS LETTER OF CREDIT SHALL BE FOR THE ACCOUNT OF THE APPLICANT.

WE HEREBY AGREE WITH THE BENEFIICARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BY DULY HONORED UPON PRESENTATION TO US WITHIN (2) TWO BUSINESS DAYS IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTEDED EXPIRATION DATE.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS LETTER OF CREDIT AND ISP98, THIS LETTER OF CREDIT SHALL CONTROL.

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT: EVELIO BARAIRO AT 408-654-3035, ALWAYS QUOTING OUR LETTER OF CREDIT NO.SVBSF014458.

SILICON VALLEY BANK,

/s/ M. Banuelos	/s/ Evelio Barairo
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE
M. Banuelos	Evelio Barairo

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________

3003 Tasman Drive, Santa Clara, CA 95054 T 408 654 7400       svb.com

EXHIBIT A

FORM OF TRANSFER FORM

DATE: ____________________

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	RE: IRREVOCABLE STANDBY LETTER OF CREDIT
	SANTA CLARA, CA 95054	NO. _____________ ISSUED BY
	ATTN: GLOBAL TRADE FINANCE	SILICON VALLEY BANK, SANTA CLARA
	STANDBY LETTERS OF CREDIT	L/C AMOUNT: ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SINCERELY,	SIGNATURE AUTHENTICATED

(BENEFICIARY’S NAME)	The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

(SIGNATURE OF BENEFICIARY)
(Name of Bank)

(NAME AND TITLE)	(Address of Bank)

(City, State, ZIP Code)

(Authorized Name and Title)

(Authorized Signature)

(Telephone number)

3003 Tasman Drive, Santa Clara, CA 95054 T 408 654 7400       svb.com

OUR STANDBY L/C NO. SVBSF014458

DATE: SEPTEMBER 20, 2022

ADVICE OF AMENDMENT NUMBER: 1

BENEFICIARY:
ESRT ONE GRAND CENTRAL PLACE, L.L.C.
C/O EMPIRE STATE REALTY TRUST, INC.
1ll WEST 33RD STREET
NEW YORK, NY 10120
ATTN: LEASE ADMINISTRATION DEPARTMENT

ACCOUNT OF:
ORCHESTRA BIOMED, INC.
405 LEXINGTON AVENUE, FLOOR 26
NEW YORK, NY 10174

LADIES AND GENTLEMEN,

WE HAVE BEEN REQUESTED TO AMEND THE ABOVE REFERENCED LETTER OF CREDIT AS FOLLOWS:

VALUE OF LC IS INCREASED BY USD 84,580.19 TO USD 336,440.00.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT IS AN INTEGRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

IF YOU HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CONTACT FAUSTO OMNE AT TEL NO. 408-450-5073, ALWAYS QUOTING OUR LETTER OF CREDIT NO. SVBSF014458.

SILICON VALLEY BANK

/s/ Manuel Banuelos
AUTHORIZED SIGNATURE

M. Banuelos

3003 Tasman Drive, Santa Clara, CA 95054

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